BUSINESS PARTNER AGREEMENT

This Business Partner Agreement ("Agreement") is made effective the ____ day of _____, 2000 ("Effective Date") between SILVERSTREAM SOFTWARE, INC. ("SilverStream") with offices at 2 Federal Street, Billerica, Massachusetts 01821, and ___________________________ ("Partner") with offices at
___________________________________________.  1. BUSINESS PARTNER  PROGRAM.  The
Business Partner Program to which Partner has subscribed, and the benefits (the "Program Benefits") and fees and requirements (the "Program Requirements") associated with the Business Partner Program, are as set forth in Exhibit A attached hereto and made an integral part hereof and as set forth in the "Program Benefits and Requirements" matrix attached hereto and made an integral part hereof. SilverStream may from time to time change the Program Benefits and Program Requirements by giving Partner thirty (30) days' prior written notice. Partner represents that it meets or will meet within sixty (60) days of the Effective Date the Program Requirements and agrees to maintain such qualification during the period of this Agreement. Partner shall undertake all obligations set forth as Program Requirements. SilverStream shall provide to Partner all Program Benefits.

2. TERM. This Agreement will become effective as of the Effective Date and shall continue in force for a period of one (1) year (the "Initial Term"), subject to earlier termination as herein provided. Thereafter, provided that Partner is not then in default of this Agreement, this Agreement shall automatically renew for additional one (1) year periods (each a "Renewal Term", and together with the Initial Term, the "Term") unless written notice of termination is given by either party at least thirty (30) days prior to the expiration of the Initial Term or the then-current Renewal Term, as the case may be. 3. FEES AND PAYMENT TERMS. For each year of this Agreement, Partner shall pay SilverStream the fees set forth in the Program Requirements. The initial enrollment fee is due upon execution of this Agreement and renewal fees are due at or prior to renewal. All fees hereunder are due and payable within thirty (30) days of the date of SilverStream's invoice for such fees. Any past-due invoice may subject Partner to immediate termination of this Agreement at the sole discretion of SilverStream. All fees under this Agreement are stated in United States Dollars and all payments from Partner to SilverStream shall be made in United States Dollars and sent to Partner at the address set forth above, Attention: Accounts Receivable.

4. TAXES. All fees and other amounts paid by Partner to SilverStream hereunder are exclusive of all federal, state, municipal, excise, sales, use, value added, property or other similar taxes and import duties, now in force or enacted in the future by any community of nations or any nation or political subdivision, all of which shall be paid by Partner, except for such taxes as are imposed on SilverStream's income, which shall be paid by SilverStream. Partner is responsible for obtaining and providing to SilverStream any certificate of exemption or similar document required to exempt any sale from sales, use or similar tax liability.

5.    TRADEMARKS, ETC.

5.1 All patents, trademarks, tradenames, domain names, copyrights, logos and designs used by SilverStream in connection with its business shall be and remain the property of SilverStream, or the owner of such, as applicable, and no rights to duplicate such property shall accrue to Partner unless expressly provided herein or unless written permission is granted by SilverStream or the owner of such, as applicable. Partner shall include and shall not alter, obscure or remove any trademark or tradename used or claimed by SilverStream, or any markings, logos, colors or other insignia which are contained on or in or affixed to any materials supplied to Partner by SilverStream (collectively with any domain name including the word "SilverStream", the "SilverStream Marks").

5.2 Subject to the terms and conditions of this Agreement, SilverStream hereby grants to Partner during the Term a non-exclusive, non-assignable and non-transferable right and license to use the SilverStream Marks in the conduct of its business in a style and manner approved by SilverStream in writing prior to such use. Partner shall forward to SilverStream for its prompt review and approval any and all forms of proposed advertising or promotional materials of Partner which include a SilverStream Mark. Partner may, in advertising, promotional materials, letterheads, invoices, and other appropriate documents, describe itself as an "Authorized Partner of SilverStream Software, Inc."
Nothing herein shall give Partner any right, title, or interest in the SilverStream Marks except the right to use the same during the Term and in accordance with its terms. Any use of the SilverStream Marks by or with the authority of Partner shall inure to the benefit of SilverStream. Partner will not, during or after the Term, claim any ownership or similar interest in any of the SilverStream Marks. Partner agrees it shall not, and it shall not cause or assist any third party to, register or attempt to register, in its own name or otherwise, any of the SilverStream Marks or any other trademarks, service marks, or slogans owned by or associated with SilverStream or any derivative of any of these. In the event that Partner secures or has secured in any jurisdiction any rights to any of the SilverStream Marks or any of such other marks or slogans which are prior to or greater than the rights owned by SilverStream, then Partner shall immediately notify SilverStream of same and, upon written request from SilverStream, assign all of Partner's right, title, and interest therein to SilverStream (or its designee). Partner agrees to notify SilverStream in writing of any apparent infringement of any of the SilverStream Marks, which comes to the attention of Partner. Upon termination of this Agreement for any reason, all rights and licenses granted to Partner hereunder shall terminate and revert immediately to SilverStream and Partner shall immediately cease using the SilverStream Marks. Partner acknowledges and agrees that the SilverStream Marks have a unique character giving them a peculiar value, the loss of which cannot reasonably or adequately be compensated for by monetary damages, and that the violation by Partner of the provisions hereof concerning the same or of SilverStream's rights therein are likely to cause irreparable damage and injury. Partner hereby expressly agrees that SilverStream will be entitled to equitable relief to prevent or cure any violation or infringement or threatened violation or infringement of SilverStream's rights in the SilverStream Marks.

5.3 SilverStream shall be entitled to review Partner's operation from time to time and, upon reasonable notice to Partner, conduct periodic quality reviews of Partner's operation. Partner shall comply with all SilverStream quality standards established from time to time by SilverStream.

6. INDEPENDENT CONTRACTORS. Partner and SilverStream are independent contractors and are not agents or representatives of each other. Neither party has the right to bind the other party and shall not misstate or misrepresent its relationship with the other party. SilverStream may identify Partner as a "Business Partner" in SilverStream advertising and marketing materials. SilverStream and Partner will contract separately and independently of each other with their respective customers. Each party will be solely responsible for and liable to its customers for its own products and services.

7.    TERMINATION; REMEDIES.
7.1   Termination.
      -----------
     (a) By Either Party. After the Initial Term, this Agreement may be terminated by either party, without cause, upon ninety (90) days' prior written notice to the other party.

     (b) By Either Party upon Default. In addition to any other rights or remedies which either party may have under this Agreement or at law or in equity, each party (except in the case of (v) below) shall have the right, at such party's sole option, to terminate this Agreement immediately: (i) if the other party fails to pay any fees or charges or any other payments required under this Agreement when due and payable; or (ii) if the other party fails to perform or observe any other covenant, condition or agreement to be performed or observed by it under this Agreement, and such failure or breach shall continue unremedied for a period of thirty (30) days after the other party is notified in writing by such party of such failure or breach; or (iii) if the other party becomes insolvent, dissolves, liquidates, terminates its existence or assigns its assets for the benefit of its creditors, or upon the institution of a bankruptcy or reorganization proceeding by the other party; or (iv) if a custodian or receiver is appointed for the other party or any of its property or upon the institution of a bankruptcy or reorganization proceeding filed against the other party, and such appointment or proceeding is not terminated or dismissed within thirty (30) days; or (v) in the case of SilverStream only, upon any assignment or attempted assignment by Partner in violation of Section 12 hereof.

     (c) By Partner upon Change in Program Benefits or Requirements. Partner may terminate this Agreement by giving thirty (30) days' prior written notice to SilverStream if SilverStream has changed the Program Benefits or Program Requirements pursuant to Section 1 and such changes are adverse to Partner.

7.2 Remedies. If either party terminates this Agreement under Section 7.1(b), in addition to any other rights and remedies such party may have, the breaching party shall pay all costs and expenses incurred by the non-breaching party in the enforcement or preservation of such party's rights or remedies under this Agreement, including reasonable attorney's fees. Termination or expiration shall not release either party from its obligation to pay any fees accruing prior to the date of the termination or expiration. Upon the termination of this Agreement for any reason, Partner shall (i) cease immediately from acting as a Partner of SilverStream, (ii) pay to SilverStream, in full within 30 days of such termination, all amounts owed to SilverStream and (iii) cooperate with SilverStream in completing all outstanding obligations to customers 8. CONFIDENTIAL INFORMATION. Neither party will disclose or use any business and/or technical information of the other designated orally or in writing as "Confidential" or "Proprietary" or otherwise provided by the other party whether or not marked as such ("Confidential Information") without the prior written consent of the other party. Such restrictions do not extend to any item of information which (a) is now or later becomes available in the public domain without the fault of the receiving party; (b) is disclosed or made available to the receiving party by a third party without restrictions and without breach of any relationship of confidentiality; (c) is independently developed by the receiving party without access to the disclosing party's Confidential Information, (d) is known to the recipient at the time of disclosure, or (e) is produced in compliance with applicable law or court order, provided that the disclosing party is given reasonable notice of such law or order and an opportunity to attempt to preclude or limit such production. Upon termination or expiration of this Agreement, each party shall immediately return all copies of Confidential Information received from the other party.

9. DISCLAIMER OF WARRANTY. Except as expressly provided herein, NO EXPRESS OR IMPLIED WARRANTY OR CONDITION IS MADE WITH RESPECT TO ANY PRODUCTS OR SERVICES PROVIDED HEREUNDER BY SILVERSTREAM OR ITS SUBSIDIARIES, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTY OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE.

10. LIMITATION OF LIABILITY. The aggregate liability to SilverStream and its subsidiaries, if any, for any losses or damages arising out of or in connection with this Agreement, whether the claim is in contract, tort or otherwise, shall not exceed the amount paid by Partner to SilverStream under this Agreement for the affected products or services. UNDER NO CIRCUMSTANCES SHALL SILVERSTREAM, ITS SUBSIDIARIES OR ITS LICENSORS BE LIABLE FOR SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL AND/OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LEGAL FEES, LOSS OF PROFITS, LOSS OR INACCURACY OF DATA OR LOSS RESULTING FROM BUSINESS DISRUPTION, EVEN IF SILVERSTREAM HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL SILVERSTREAM BE LIABLE TO PARTNER'S CUSTOMERS OR OTHER THIRD PARTIES FOR ANY DAMAGES INCLUDING, WITHOUT LIMITATION, DAMAGES CAUSED BY PARTNER'S FAILURE TO PERFORM COVENANTS AND RESPONSIBILITIES. PARTNER SHALL INDEMNIFY SILVERSTREAM AGAINST ALL SUCH CLAIMS ASSERTED BY ITS CUSTOMERS OR OTHER THIRD PARTIES AGAINST SILVERSTREAM.

11. INDEMNIFICATION. Partner indemnifies, defends and holds harmless SilverStream, its affiliates, directors, employees and agents from all third party claims, including court costs and reasonable fees of attorneys and expert witnesses, arising in connection with its activities or inactivity hereunder unless such liability is caused by the gross negligence or willful misconduct of SilverStream. SilverStream indemnifies, defends and holds harmless Partner, its affiliates, directors, employees and agents from all third party claims, including court costs and reasonable fees of attorneys and expert witnesses, arising in connection with its activities or inactivity hereunder unless such liability is caused by the gross negligence or willful misconduct of Partner.

12. ASSIGNMENT. The rights granted to Partner under this Agreement are personal in character. Neither this Agreement nor any rights granted hereby may be assigned by Partner voluntarily or by operation of law without SilverStream's prior written consent and any such attempted assignment shall be null and void. For purposes of this Agreement, "assignment" shall be deemed to include the transfer of all or substantially all of the assets of, or all or a majority of the voting stock or other equity interest of Partner, or the merger of Partner with one or more entities. This Agreement shall inure to the benefit of and be binding upon any successor or assign of SilverStream.

13. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing to the address set forth above (and if to SilverStream, to the attention of the Legal Department) or to such other address as SilverStream or Partner may designate by written notice to each other. Any such notices, requests, demands or other communications shall be deemed to have been duly given (a) if delivered personally, upon receipt; (b) if mailed, three (3) business days after sent by registered or certified mail, return receipt requested, postage prepaid; (c) if by Federal Express or other reputable overnight courier service, one (1) business day after delivery to such courier service or (d) if by facsimile or e-mail transmission, upon receipt. 14. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts without regard to its conflict of laws rules or the United Nations Convention on the International Sale of Goods. Partner submits to the exclusive jurisdiction of The Commonwealth of Massachusetts and the state and federal courts located within Suffolk or Middlesex County within The Commonwealth of Massachusetts. Service of process commencing any suit relating to this Agreement in such courts may be made on either party in the manner specified in Section 14 hereof for notice. Anything contained in this Agreement to the contrary notwithstanding, either party shall have the right to institute judicial proceedings against the other or anyone acting by, through or under the other, in order to enforce the instituting party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief. 15. GENERAL. This Agreement (including any Schedules, Exhibits, Annexes and Addenda attached hereto or subsequently executed by both parties and referencing this Agreement) and any documents explicitly referred to herein or therein, constitute the entire agreement between the parties, supersede any and all previous agreements authorizing Partner hereunder, and no representation, condition, understanding or agreement of any kind, oral or written, shall be binding upon the parties unless incorporated herein. This Agreement may not be modified or amended, nor will the rights of either party be deemed waived, except by an agreement in writing signed by authorized representatives of Partner and SilverStream. If any provision of this Agreement is held to be unenforceable, the parties shall substitute for the affected provision an enforceable provision which approximates the intent and economic effect of the provision. In the event that either party fails to perform any of its obligations under this Agreement due to any act of God, fire, casualty, flood, war, strike, lock out, failure of public utilities, injunction or any act, exercise, intervention of governmental authority, epidemic, insurrection, or any other cause beyond the reasonable control of the party invoking this provision, then, except for Partner's obligation to make payments to SilverStream hereunder, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence. The parties agree to comply with all U.S. state and federal laws, regulations or orders pertaining to the fulfillment of this Agreement including but not limited to export control laws, anti-boycott laws, and the Foreign Corrupt Practices Act, which prohibits certain payments to parties who are not Partner. No delay or omission on the part of either party to this Agreement in requiring performance by the other party or in exercising any right hereunder shall operate as a waiver of any provision hereof or of any right or rights hereunder; and the waiver, omission or delay in requiring performance or exercising any right hereunder on any one occasion shall not be construed as a bar to or waiver of such performance or right, or of any right or remedy under this Agreement, on any future occasion. This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns and pronouns shall include the plural, and vice versa. The word "including" is not a word of limitation and means "including without limitation". The captions of the sections of this Agreement are for convenience of reference only and in no way define, limit or affect the scope or substance of any section of this Agreement. Sections 3, 4, 5, 7.2, 8, 9, 10, 11, 13, 14 and 15 of this Agreement shall survive any expiration or termination of this Agreement.

The parties hereto have executed this Agreement as of the Effective Date.

Partner: ____________________________         SILVERSTREAM SOFTWARE, INC.


By: ________________________________          By: ______________________________

Name: _____________________________           Name: ____________________________

Title: ______________________________         Title: ___________________________

Date: ______________________________          Date: ____________________________


                                   EXHIBIT A

                          TO BUSINESS PARTNER AGREEMENT

                                  (VAR PARTNER)

1.    APPOINTMENT. SilverStream appoints Partner as a non-exclusive member of the SilverStream VAR Partner Program.

2.    GRANT OF LICENSES.

2.1 Subject to the terms and conditions of the Agreement, SilverStream hereby grants to Partner, and Partner hereby accepts, the license pursuant to the Software License Agreement attached hereto as Annex A for the SilverStream software products (the "Products"), as designated in Annex A. To the extent permitted herein, the distribution of any Product by Partner shall be subject to the terms and conditions of SilverStream's shrink-wrap sublicense agreements under which each sublicensee agrees, among other things: (a) to operate and process the Product for its own business purposes only, without the right to further sublicense; (b) not to copy or reproduce the Product, in whole or in part, except as permitted in writing; (c) not to modify, adapt, translate, decompile, disassemble or reverse engineer (except to the extent SilverStream is required by applicable law to allow you to reverse engineer the software) the Product in any manner; and (d) that the sublicense agreement inures to the benefit of SilverStream, and that SilverStream may directly enforce the terms of the sublicense agreement in order to protect its interest in the Products.

2.2 Neither Partner nor any persons or entities who directly or indirectly purchase or license Products from, or who have the Products marketed to them by, Partner in accordance with this Agreement ("Customers") shall have any right to merge or embed the Products into any other computer program or work or create derivative works of the Products.

2.3 Title to and ownership of the Products, including all patents, copyrights and property rights applicable thereto, shall at all times remain solely and exclusively with SilverStream or its licensors, and neither Partner nor any Customer shall take any action inconsistent with such title and ownership. Upon termination of the Agreement, Partner shall abstain from making further distribution of Products.

2.4 SilverStream may, at its option, make available to Partner certain software, media and/or related documentation for products or versions of products not generally commercially available ("Pre-released Software). Partner agrees to use Pre-released Software for testing and evaluation purposes only, and to treat
Pre-released Software as Confidential Information and trade secrets subject to the provisions of this Agreement. Partner agrees to abide by the terms of the shrink-wrap license associated with such Pre-released Software.

3.    PRICES, PAYMENT AND AUDIT.

3.1 Partner agrees to pay the prices for each Product ordered hereunder as set forth under Program Benefits. Such prices shall equal SilverStream's suggested MSRP ("Base Price") for Products ordered, less the applicable discount (the "Discount"), as set forth under Program Benefits. All such prices are F.O.B. SilverStream's point of shipment.

3.2 SilverStream in its sole discretion, shall have the right from time to time, to change the Base Prices and Discounts and/or add or delete products to or from the Price List by giving thirty (30) days' prior written notice to Partner. Orders accepted by SilverStream prior to the effective date of any such change and scheduled for delivery within 30 days following receipt by SilverStream shall be processed at the lower of (i) the Base Prices and/or Partner Prices in effect on the date of acceptance of the order or (ii) the Base Prices and/or Partner Prices in effect on the scheduled shipment date.

3.3 The payment terms for Product ordered shall be net thirty (30) days and if Partner fails to pay any amounts when due, Partner shall pay SilverStream a late payment charge equal to 1.5% per month or if lesser the maximum amount permitted by law. SilverStream reserves the right to require full or partial payment in advance, or to revoke any credit previously extended, if, in SilverStream's judgment, Partner's financial condition does not warrant proceeding on the terms specified.

3.4 SilverStream shall have the right, subject to reasonable advance notice, to have an independent auditor acceptable to Partner (which acceptance shall not be unreasonably withheld or delayed) inspect such books and records of Partner, at Partner's principal place of business, as are necessary to verify the reports provided by Partner to SilverStream. Any such audit shall be at the expense of SilverStream, unless such audit discloses an underpayment by Partner in excess of five percent (5%) in any three-month period, in which case Partner shall reimburse SilverStream for such expenses. Any underpayment by Partner shall be promptly paid to SilverStream together with interest as provided in Section 5.3 hereof.

4. PURCHASE ORDERS; SHIPMENT; DELIVERY; TITLE. Partner shall order Products from SilverStream by submitting a written purchase order identifying the quantity and Products ordered, prices, ship to location, requested delivery date(s) and any export/import and shipping information required to enable SilverStream to fill the order. All purchase orders for Products are subject to acceptance by SilverStream. All shipping charges and insurance costs shall be the responsibility of Partner. Unless otherwise agreed, SilverStream will select the common carrier on behalf of Partner, but such carrier shall not be construed as SilverStream's agent. Risk of loss shall pass to Partner upon delivery to the common carrier. Partner acknowledges that it is responsible for credit and cash collection risks with its customers. Upon the occurrence of a default by Partner, SilverStream, in its sole discretion, shall have the right to cancel any or all unfilled orders for Products submitted by Partner. Purchase orders shall be binding upon SilverStream only if consistent with this Agreement and Schedules and Exhibits hereto and with respect to: the designated services ordered and fees therefor; payment terms; site for performance of services; and delivery dates set forth on the face side of, or a special attachment to, the purchase order. Pre-printed or other printed terms on or attached to any such purchase order shall be void and of no effect.

5. OWNERSHIP OF PRODUCTS. SilverStream software products ("Products") are owned by SilverStream or its licensors and are protected by copyright law, trade secret laws and international conventions. All rights in and to patents, copyrights, trademarks and trade secrets in the Products are and shall remain with SilverStream and its licensors. No title to, or ownership of, the Products are transferred to Partner or any end-user. Partner shall not make any representations concerning the Products that are inconsistent with SilverStream's marketing materials and advertising.

6.    INFRINGEMENT INDEMNIFICATION BY SILVERSTREAM.

6.1 If notified promptly in writing of any action brought against Partner based on a claim that the Products infringe any valid United States patent or copyright, SilverStream shall defend such action at its expense and pay all costs and damages finally awarded in such action or settlement which are attributable to such claim. SilverStream shall have sole control of the defense of any such action and all negotiations for its settlement or compromise. Partner shall cooperate fully with SilverStream in the defense, settlement or compromise of any such action. In the event that a final injunction is obtained against Partner's use of the Product by reason of infringement of a valid patent, copyright, trade secret or other intellectual property right, or if in the opinion of SilverStream the Product is likely to become the subject of a successful claim of such infringement, SilverStream may, at its option and expense, (a) procure for Partner and its Customers the right to continue using the Product, (b) replace or modify the Product so that it becomes non-infringing so long as its functionality is essentially unchanged, or (c) if neither (a) and
(b) are reasonably available to SilverStream, terminate the license for the Product.

6.2 Notwithstanding the foregoing, SilverStream shall have no liability to Partner to the extent that any infringement or claim thereof is based upon (a) use of any Product in combination with equipment or software not supplied by SilverStream where the Product would not itself be infringing, (b) compliance with designs, specifications or instructions of Partner or any of its Customers,
(c) use of any Product in an application or environment for which it was not designed or contemplated hereunder, (d) modifications of the Products by anyone other than SilverStream, or (e) any claims of infringement of any patent, copyright or trade secret in which Partner or any affiliate of Partner has an interest or license.

6.3 Partner shall not bring any suit or action against SilverStream for any reason whatsoever more than one year after the related cause of action has occurred.

6.4 THE FOREGOING INDEMNIFICATION PROVISIONS STATE THE ENTIRE LIABILITY OF SILVERSTREAM WITH RESPECT TO INFRINGEMENT OR ALLEGED INFRINGEMENT OF PATENTS, COPYRIGHTS, TRADEMARKS, TRADE SECRETS AND OTHER INTELLECTUAL PROPERTY OR PROPRIETARY RIGHTS BY THE PRODUCTS.

7. INFRINGEMENT, INDEMNIFICATION BY PARTNER. Partner shall indemnify, defend and hold harmless SilverStream against all claims, liabilities, damages, expenses, judgments and losses (including reasonable attorneys' fees) arising from (a) infringement or alleged infringement of any patent, copyright, trade secret, trademark or other intellectual property or proprietary right as a result of compliance by SilverStream with the designs, specifications or instructions of Partner or any of its Customers, (b) Partner's breach of any of its obligations hereunder, and (c) Partner's misuse of the Products.

Accepted and Agreed to as of the Effective Date.

Partner: ____________________________       SILVERSTREAM SOFTWARE, INC.


By: ________________________________        By: ________________________________

Name: _____________________________         Name: ______________________________

Title: ______________________________       Title: _____________________________

Date: ______________________________        Date: ______________________________

                                     ANNEX A

                                       TO

                                    EXHIBIT A

                                       TO

                           BUSINEES PARTNER AGREEMENT

                                  (VAR PARTNER)

                     SILVERSTREAM SOFTWARE LICENSE AGREEMENT

                       (THIS IS A LICENSE AND NOT A SALE)

              IMPORTANT - READ CAREFULLY BEFORE INSTALLING SOFTWARE

YOU MAY USE THE ENCLOSED SOFTWARE ONLY IN ACCORDANCE WITH THIS LICENSE AGREEMENT ("AGREEMENT") (UNLESS YOU HAVE A SIGNED LICENSE AGREEMENT WITH SILVERSTREAM OR ONE OF ITS SUBSIDIARIES COVERING THIS SOFTWARE). USE OF THIS SOFTWARE IS EXPRESSLY CONDITIONED ON YOUR AGREEING TO THIS AGREEMENT. YOU INDICATE YOUR ACCEPTANCE OF THIS AGREEMENT BY CLICKING ON THE "YES" BUTTON DURING INSTALLATION OF THE SOFTWARE. IF YOU DO NOT AGREE WITH THESE TERMS, DO NOT INSTALL THE SOFTWARE AND PROMPTLY RETURN THE SOFTWARE (AND ALL OTHER PRODUCT CONTENTS INCLUDING DOCUMENTATION) WITH YOUR RECEIPT OR OTHER PROOF OF PURCHASE TO SILVERSTREAM FOR A FULL REFUND. If you should have any difficulty in obtaining such refund, or if you have any questions concerning this Agreement, please write to the attention of the Legal & Contracts Dept at the United States headquarters of SilverStream Software, Inc., which can be found at SilverStream's website at www.silverstream.com.

IF YOU PURCHASED THE SOFTWARE FROM AN AUTHORIZED RESELLER OF SILVERSTREAM, YOU UNDERSTAND THAT SUCH RESELLER IS NOT SILVERSTREAM'S AGENT AND IS NOT AUTHORIZED TO MAKE ANY REPRESENTATIONS, CONDITIONS OR WARRANTIES, STATUTORY OR OTHERWISE, ON SILVERSTREAM'S BEHALF NOR TO VARY ANY OF THE TERMS OR CONDITIONS OF THIS AGREEMENT.

1. LICENSE TERMS. SilverStream grants you a non-exclusive and non-transferable (except as otherwise expressly stated in this Agreement) right and license to use the object code version of the Software in accordance with the applicable license detailed below that you have purchased. All rights not specifically granted to you in this Agreement are retained by SilverStream and its licensors.

LICENSE CONFIGURATIONS CHART

=====================================================================================================================
DEVELOPMENT SOFTWARE                          LICENSE CONFIGURATIONS

=====================================================================================================================
=====================================================================================================================
SILVERSTREAM DEVELOPER EDITION (SDE) Available in "1 developer" or "5 developer"
configurations.

=====================================================================================================================
DEPLOYMENT SOFTWARE                           LICENSE CONFIGURATIONS

=====================================================================================================================
=====================================================================================================================
SILVERSTREAM WORKGROUP EDITION (SWE)          Available in "concurrent user" configurations of 5, 10 or 25.
=====================================================================================================================
=====================================================================================================================
SILVERSTREAM   ENTERPRISE   EDITION   (SEE)   Available   in   "Per   Processor"
configurations of 1, 2, 4, or 6.

=====================================================================================================================
=====================================================================================================================
ENTERPRISE DATA CONNECTORS (EDC)              Available in "Per Processor"  configurations  of 1, 2 or 4; Windows NT only.
=====================================================================================================================

(A) DEVELOPMENT USE LICENSES. Licensed solely for your internal software application development use for the number of developers within your organization commensurate with the type of license purchased as designated in the chart above. You may use the media on which the 5-pack SDE resides to copy the SDE onto those computing devices used by licensed developers.

(B) DEPLOYMENT USE LICENSES. Licensed solely for your software application deployment use for the number of users commensurate with the type of license purchased as designated in the above chart. The SEE and EDC may be accessed by an unlimited number of users per Processor. Though deployment Software does not include development Software tools or applicable documentation, you may use deployment Software for your application development testing purposes.

2. FEES AND PAYMENT. All fees resulting from this Agreement are due and payable within thirty (30) days after your receipt of the invoice if related to a product or Support Service(s) (as defined below) acquired directly from SilverStream; otherwise such fees are due and payable in accordance with the applicable authorized reseller's policies. You shall pay all applicable shipping charges, and sales, use, value added, personal property, consumption or similar taxes, tariffs or governmental charges, exclusive of SilverStream's or its reseller's net income and corporate franchise taxes.

3. SUPPORT SERVICES. You may purchase technical telephone support, update assurance and/or training services in support of the Software ("Support Service(s)") in accordance with then-current plans for such Support Service(s), current versions of which can be found within SilverStream's website at "www.silverstream.com".

4.    RESTRICTIONS AND OTHER CONDITIONS.
(A) You may not copy the Software except as expressly allowed under Sections 1(A) and 4(e) of this Agreement. (B) You may not modify, enhance, reverse engineer, decompile, disassemble, supplement, create derivative work from, adapt, translate or otherwise reduce the Software to human readable form (except as specifically permitted in the Documentation); except, however, if you are located in the European Economic Area and require access to the source code of the Software in order to achieve interoperability of the Software with other software, then you will inform SilverStream accordingly and SilverStream can then decide either (i) to perform the work in order to achieve such interoperability and charge its then-standard rates for such work to you or (ii) to permit you to reverse engineer parts of the Software in order to obtain such source code, but only to the extent necessary to achieve such interoperability.
(C) You may not rent or lease the Software nor allow use of the Software for service bureau, timesharing or any other form of shared use.

(D) Except as otherwise expressly permitted in this Agreement, you may not cause or permit the disclosure, copying, renting, licensing, sublicensing, leasing, dissemination or other distribution of the Software or its Documentation by any means or in any form to any third party including, without limitation, any form of distributor or reseller without a signed agreement with SilverStream granting such right(s).

(E) You may make one copy of the Software and Documentation solely for archival, emergency back-up, or disaster recovery purposes; provided, however, that all copyright and other proprietary notices of SilverStream and its licensors are reproduced on such copies.

(F) You acknowledge that, although the Software media may contain other software products, you are hereby licensed to install and use only the Software designated by the license key provided to you for operation of the Software. (G) The Software may not be transferred, sold, assigned or otherwise conveyed (whether by operation of law or otherwise) to another party or outside the country in which it was originally delivered to you without SilverStream's prior written consent subject to your compliance with all applicable export and re-export regulations and restrictions; provided, however, that if you are located in the European Economic Area, you may transfer your copy of the Software together with its Documentation on a permanent basis, so long as you notify SilverStream as to the name and address of the recipient of your copy and that such recipient agrees in writing to the terms and conditions of this Agreement. (H) Results of benchmark or other performance tests run on the Software may not be disclosed to any third party without SilverStream's prior written consent.

(I) The Software contains software programs written in Java. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale in the on-line control, design, construction, operation or maintenance of any nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). SilverStream and its suppliers specifically disclaim any express or implied warranty of fitness for High Risk Activities. You acknowledge that you are not licensed to use the Software for High Risk Activities and you warrant that you will not do so.

(J) Third party software products supplied with the Software are provided to you subject to such third party's license agreement with SilverStream, the terms of which may change from time to time. The Sybase Adaptive Server Anywhere database may only be used as a part of SilverStream's development Software.

(K) Any form of evaluation Software is licensed solely for your evaluation and trial purposes, and begins upon your installation of the Software and ends forty-five (45) days thereafter.

GENERAL TERMS AND CONDITIONS

5. COPYRIGHT AND OWNERSHIP. Title to the Software and its Documentation, and patents, copyrights and all other property rights applicable thereto, shall at all times remain solely and exclusively with SilverStream and its licensors, and you shall not take any action inconsistent with such title. The Software is protected by copyright laws and international treaty provisions. You shall not remove any copyright notices or other proprietary notices from the Software or its Documentation, and you must reproduce such notices on all copies or extracts of the Software or its Documentation. You do not acquire any rights of ownership in the Software.

6. U.S. GOVERNMENT RIGHTS. If the Software or its Documentation is acquired by or on behalf of the United States Government, the Government agrees that such Software and Documentation is "commercial computer software" or "commercial computer software documentation" and that use, modification, duplication and disclosure of the Software and its Documentation by the U.S. Government is subject to restrictions set forth in this Agreement or in a written agreement to the contrary specifying the Government's right to use the Software and its Documentation, pursuant to FAR ss. 12.212(a) and/or DFARS ss. 227.7202-1(a), as applicable. SilverStream reserves all unpublished rights under U.S. copyright laws.

7. TERM OF LICENSE. Either party may terminate this Agreement if the other party breaches any of its obligations hereunder and fails to cure such breach within thirty (30) days after written notice. Upon termination, you shall cease using the Software and shall return to SilverStream all copies of the Software and its Documentation in any form.

8. LIMITED WARRANTY. For the period of thirty (30) days from the date of your receipt of the Software, SilverStream warrants that the Software, when properly used, will operate in all material respects in conformity with its Documentation, and the Software media shall be free of defects. SilverStream warrants that Software telephone support and training services ("Related Service(s)") will be performed by qualified personnel in a professional manner. In the event of non-conforming Software or Related Service(s), or if the media is defective, your sole remedy and SilverStream's exclusive liability shall be, as applicable and at SilverStream's option, replacement of the affected Software or media, or re-performance of the Related Service(s) at no additional charge, or a refund of the fees paid for the affected Software or Related Service(s). Some jurisdictions do not allow the exclusion or limitation of relief, incidental or consequential damages, so the above limitation or exclusion may not apply to you. EVALUATION SOFTWARE AND ANY THIRD PARTY SOFTWARE ARE PROVIDED TO YOU "AS IS" WITHOUT ANY WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE. SILVERSTREAM DISCLAIMS ALL OTHER WARRANTIES AND CONDITIONS, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABLE QUALITY, NONINFRINGEMENT, AND FITNESS FOR A PARTICULAR PURPOSE, AND WHETHER ARISING BY STATUTE OR IN LAW OR AS A RESULT OF A COURSE OF DEALING OR USAGE OF TRADE, WITH RESPECT TO THE SOFTWARE, ITS DOCUMENTATION, SUPPORT OR OTHER SERVICES RELATED TO THE SOFTWARE. NO WARRANTY IS MADE REGARDING THE RESULTS OF SOFTWARE OR RELATED SERVICES OR THAT ALL ERRORS IN THE SOFTWARE WILL BE CORRECTED, OR THAT THE SOFTWARE'S FUNCTIONALITY WILL MEET YOUR REQUIREMENTS. YOU ACKNOWLEDGE YOUR RESPONSIBILITY TO (I) REGULARLY BACK UP DATA MAINTAINED ON ANY COMPUTER SYSTEM USING THE SOFTWARE AND (II) ADEQUATELY TEST PRIOR TO DEPLOYMENT EACH PRODUCTION VERSION OF THE SOFTWARE IN A CONFIGURATION WHICH REASONABLY SIMULATES YOUR PLANNED DEPLOYMENT OR PRODUCTION ENVIRONMENT. This limited warranty gives you specific legal rights. You may have other rights that vary among jurisdictions. Some jurisdictions do not allow the exclusion of implied conditions or warranties, statutory or otherwise, so the above exclusions may not apply to you.

9. LIMITATIONS ON LIABILITY. SILVERSTREAM'S LICENSORS SHALL NOT BE LIABLE FOR DIRECT DAMAGES AND SILVERSTREAM SHALL NOT BE LIABLE FOR DIRECT DAMAGES ARISING FROM ANY SOFTWARE PRODUCT OR RELATED SERVICE BEYOND THE AMOUNT YOU PAID FOR SUCH SOFTWARE PRODUCT OR RELATED SERVICE. NEITHER SILVERSTREAM, ITS SUBSIDIARIES NOR ANY OF ITS LICENSORS SHALL BE LIABLE FOR ANY LOSS OR INACCURACY OF DATA, LOSS OF PROFITS OR INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. NEITHER SILVERSTREAM NOR ANY OF ITS SUBSIDIARIES TOTAL LIABILITY, IF ANY, ARISING OUT OF THIS AGREEMENT OR YOUR USE OF THE SOFTWARE OR RELATED SERVICES SHALL EXCEED THE FEES PAID BY YOU FOR THE AFFECTED SOFTWARE OR RELATED SERVICE(S) GIVING RISE TO THE CLAIM. THE FOREGOING RESTRICTIONS, DISCLAIMERS AND LIMITATIONS SHALL REMAIN IN FORCE EVEN IN THE EVENT OF A FUNDAMENTAL BREACH BY SILVERSTREAM OR A BREACH BY SILVERSTREAM OF A CONDITION OR FUNDAMENTAL TERM HEREUNDER. Some jurisdictions do not allow the exclusion or limitation of indirect, special, incidental, consequential or exemplary damages or the limitation of liability to specified amounts, so the above limitations or exclusions may not apply to you.

10. GOVERNING LAW; COMPLETE AGREEMENT; TRANSLATION. This Agreement constitutes the complete agreement between the parties with respect to the Software, its Documentation and services hereunder and is governed by the laws of the Commonwealth of Massachusetts excluding (i) its conflict of law provisions, (ii) the United Nations Convention on Contracts for the International Sale of Goods,
(iii) the 1974 Convention on the Limitation Period in the International Sale of Goods (the "1974 Convention"), and (iv) the Vienna Protocol of 11 April 1980 amending the 1974 Convention. The terms of this Agreement supersede the terms of any purchase order or other document issued or signed by you to authorize your purchase of the license of the Software or related services. If any provision of this Agreement is held to be unenforceable, such provision shall be limited, modified or severed as necessary to eliminate its unenforceability, and all other provisions shall remain unaffected. The failure or delay of either party to exercise any of its rights shall not be deemed a waiver of such rights and no waiver of any breach of this Agreement shall constitute a waiver of any other breach. The parties hereto have requested that this Agreement and all documents contemplated hereby be drawn up in English.

The parties agree that the federal and state courts of the Commonwealth of Massachusetts shall be the exclusive forum for resolving all disputes that arise from or in connection with this Agreement or the interpretation or termination thereof and you hereby submit to the jurisdiction of such courts for such purposes; provided, however, that either party shall have the right to institute judicial proceedings against the other party or anyone acting by, through or under the other party, in order to enforce such party's rights hereunder through reformation of contract, specific performance, injunction or similar equitable relief.

11. DEFINITIONS. "Documentation" means the publications prepared and delivered to you by SilverStream that accompanies the Software, such as reference, user, installation, systems administrator and technical guides. "Processor" means each central processing unit (CPU) designated for use on a specific computing device. "Software" means those items of software, in object code form only, proprietary to SilverStream and/or its suppliers that you have ordered from SilverStream in the accompanying package or your accepted order(s) and supplied together with this Agreement and any patch, update, upgrade, modification or other enhancement thereto provided to you by SilverStream.


                                    EXHIBIT A

                          TO BUSINESS PARTNER AGREEMENT

                              (CONSULTING PARTNER)

1. APPOINTMENT. SilverStream appoints Partner as a non-exclusive member of the SilverStream Consulting Partner Program to provide consulting services relating to the SilverStream software products (the "Products").

2. GRANT OF LICENSES. Subject to the terms and conditions of this Agreement, SilverStream hereby grants to the Partner, and the Partner hereby accepts a non-exclusive and non-transferable license to:

2.1 use SilverStream documentation ("Documentation") in connection with providing consulting services; and

2.2 utilize applicable Products only in connection with the provision of consulting services. This Agreement does not provide Partner with any right to sell Products to its customers or any third party.

This Agreement does not provide Partner with any right to sell Products to its customers or any third party. The Products are provided to Partner solely for the purpose of providing supervised demonstrations of the Products to prospective customers. The Products may not be transferred, distributed or sublicensed to third parties or used for development or production purposes. Partner may, for such purpose, make a reasonable number of demonstration copies of the Products.

3.       OBLIGATIONS OF PARTNER.

3.1 Partner shall arrange for one or more of its employees to complete a designated training course offered by SilverStream or a SilverStream Training Partner within sixty (60) days after entering into this Agreement. Upon completion of the training course, the employee shall become certified by submitting a certification application and passing a certification examination. In order to retain certification status, certified personnel must be re-certified based upon new versions of Products. If any of the Partner's employees who then have SilverStream certification status shall no longer be employed by Partner, SilverStream shall have the right to require Partner to arrange for another of its employees to complete a designated training course offered by SilverStream or another Training Partner within sixty (60) days after the termination of such certified employee and to require such employee to take an examination to become so certified.

3.2 Partner shall provide, at its own expense, appropriate computer equipment for the consulting services.

3.3 Partner shall not make any representations concerning the Products which are inconsistent with SilverStream's marketing materials and advertising.

3.4 Partner acknowledges that SilverStream retains all title, copyright and other proprietary rights in and to the SilverStream Products and Documentation including any and all copies, modifications and translations thereof and derivative works based thereon.

3.5 Partner shall not make copies of any of the SilverStream Products and Documentation without the written permission of SilverStream. Partner shall not remove any copyright or proprietary rights notice included in or on any of the SilverStream Products and Documentation, and shall reproduce all such notices in or on all copies made by Partner.

3.6 Partner will not use the Products and Documentation, any portion thereof, or any works derived therefrom for any purpose other than providing consulting services as authorized hereunder.

4. PURCHASE ORDERS. Purchase orders shall be binding upon SilverStream only if consistent with this Agreement and Schedules and Exhibits hereto and with respect to: the designated services ordered and fees therefor; payment terms; site for performance of services; and delivery dates set forth on the face side of, or a special attachment to, the purchase order. Pre-printed or other printed terms on or attached to any such purchase order shall be void and of no effect.

Accepted and Agreed to as of the Effective Date.

Partner: ____________________________                SILVERSTREAM SOFTWARE, INC.


By: _______________________________       By: _________________________________

Name: _____________________________       Name: _______________________________

Title: ____________________________       Title: ______________________________

Date: _____________________________       Date: _______________________________

                                    EXHIBIT A

                          TO BUSINESS PARTNER AGREEMENT

                              (INTEGRATOR PARTNER)

1. APPOINTMENT. SilverStream appoints Partner as a non-exclusive member of the SilverStream Integrator Partner Program to provide services relating to the SilverStream software products (the "Products").

2. GRANT OF LICENSES. Subject to the terms and conditions of this Agreement, SilverStream hereby grants to the Partner, and the Partner hereby accepts, a non-exclusive and non-transferable license to:

2.1 use SilverStream documentation ("Documentation") in connection with providing services; and

2.2 utilize applicable Products only in connection with the provision of services hereunder.

This Agreement does not provide Partner with any right to sell Products to its customers or any third party. The Products are provided to Partner solely for the purpose of providing supervised demonstrations of the Products to prospective customers. The Products may not be transferred, distributed or sublicensed to third parties or used for development or production purposes. Partner may, for such purpose, make a reasonable number of demonstration copies of the Products.

3.    OBLIGATIONS OF PARTNER.

3.1 Partner shall not make any representations concerning the Products that are inconsistent with SilverStream's marketing materials and advertising.

3.2 Partner acknowledges that SilverStream retains all title, copyright and other proprietary rights in and to the SilverStream Products and Documentation including any and all copies, modifications and translations thereof and derivative works based thereon.

3.3 Partner shall not make copies of any of the SilverStream Products and Documentation without the written permission of SilverStream. Partner shall not remove any copyright or proprietary rights notice included in or on any of the SilverStream Products and Documentation, and shall reproduce all such notices in or on all copies made by Partner.

3.4 Partner will not use the Products and Documentation, any portion thereof, or any works derived therefrom for any purpose other than providing services as authorized hereunder.

4. PURCHASE ORDERS. Purchase orders shall be binding upon SilverStream only if consistent with this Agreement and Schedules and Exhibits hereto and with respect to: the designated services ordered and fees therefor; payment terms; site for performance of services; and delivery dates set forth on the face side of, or a special attachment to, the purchase order. Pre-printed or other printed terms on or attached to any such purchase order shall be void and of no effect.

Accepted and Agreed to as of the Effective Date.

Partner: ____________________________                SILVERSTREAM SOFTWARE, INC.


By: ________________________________       By: _________________________________

Name: _____________________________        Name: ______________________________

Title: _____________________________       Title: ______________________________

Date: ______________________________       Date: _______________________________